                                                                   EXHIBIT 99.7

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                         $   293,000.92
Available Funds:
      Contract Payments due and received in this period                                                      4,750,993.87
      Contract Payments due in prior period(s) and received in this period                                     257,691.29
      Contract Payments received in this period for next period                                                323,191.34
      Sales, Use and Property Tax, Maintenance, Late Charges                                                   109,811.49
      Prepayment Amounts related to early termination in this period                                         2,356,962.48
      Servicer Advance                                                                                       2,761,790.37
      Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
      Transfer from Reserve Account                                                                              8,476.55
      Interest earned on Collection Account                                                                      4,524.21
      Interest earned on SPG Account                                                                             1,562.18
      Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                    0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
       Predecessor contract)                                                                                         0.00
      Due from Bank of America Derivative Settlement                                                                 0.00
      Any other amounts                                                                                              0.00

                                                                                                            -------------
Total Available Funds                                                                                       10,868,004.70
Less: Amounts to be Retained in Collection Account                                                             495,726.45
                                                                                                            -------------
AMOUNT TO BE DISTRIBUTED                                                                                    10,372,278.25
                                                                                                            =============

DISTRIBUTION OF FUNDS:
      1.  To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                             0.00
      2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           278,091.29
      3.  To Bank of America Derivative Settlement                                                             507,732.41
      4.  To Noteholders (See Note Principal & Interest Calculations attached)
               a) Class A1 Principal and Interest                                                                    0.00
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                0.00
               a) Class A2b Principal (distributed after A2 Note matures) and Interest                               0.00
               a) Class A3a Principal (distributed after A3 Note matures) and Interest                       6,549,615.25
               a) Class A3b Principal (distributed after A4 Note matures) and Interest                       2,621,410.85
               b) Class B Principal and Interest                                                                16,143.04
               c) Class C Principal and Interest                                                                36,177.71
               d) Class D Principal and Interest                                                                24,782.01
               e) Class E Principal and Interest                                                                48,539.45

      5. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    (0.00)
      6. To Issuer - Residual Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                        0.00
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                       0.00
               c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            0.00
      7.  To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts           115,897.88
      8.  To Servicer, Servicing Fee and other Servicing Compensations                                         173,888.35
                                                                                                            -------------
TOTAL FUNDS DISTRIBUTED                                                                                     10,372,278.25
                                                                                                            =============

                                                                                                            -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}     495,726.45
                                                                                                            =============

II. RESERVE ACCOUNTS

Beginning Balance                                                                               200,000.00             0.00
      - Add Investment Earnings                                                                     124.75         8,351.80
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                0.00            (0.00)
      - Less Distribution to Certificate Account                                                    124.75         8,351.80
                                                                                                ----------     ------------
End of period balance                                                                           200,000.00            (0.00)
                                                                                                ==========     ============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
                                                                                                ----------     ------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                      200,000.00     6,821,018.04
                                                                                                ==========     ============

                   DVI RECEIVABLES XVII 2002-1
                         SERVICER REPORT
              FOR THE PAYMENT DATE DECEMBER 11, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                        191,839,701.77
                  Pool B                                         47,953,519.94
                                                                --------------
                                                                                  239,793,221.72

Class A Overdue Interest, if any                                          0.00
Class A Monthly Interest - Pool A                                   364,226.61
Class A Monthly Interest - Pool B                                    91,038.81

Class A Overdue Principal, if any                                         0.00
Class A Monthly Principal - Pool A                                6,203,697.29
Class A Monthly Principal - Pool B                                2,512,063.38
                                                                --------------
                                                                                    8,715,760.67

Ending Principal Balance of the Class A Notes
                  Pool A                                        185,636,004.48
                  Pool B                                         45,441,456.56
                                                                --------------    --------------
                                                                                  231,077,461.04
                                                                                  ==============

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                                                                          0.00
                  Class A1                                                0.00
                  Class A2                                                0.00
                  Class A3a                                     174,511,437.16
                  Class A3b                                      65,281,784.55
                                                                --------------
Class A Monthly Interest                                                          239,793,221.72
                                                                          0.00
                  Class A1 (Actual Number Days/360)                       0.00
                  Class A2                                                0.00
                  Class A3a(Actual Number Days/360)                 206,650.63
                  Class A3b                                         248,614.80
                                                                --------------
Class A Monthly Principal

                                                                          0.00
                  Class A1                                                0.00
                  Class A2                                                0.00
                  Class A3a                                       6,342,964.62
                  Class A3b                                       2,372,796.06
                                                                --------------
                                                                                    8,715,760.67

Ending Principal Balance of the Class A Notes

                                                                          0.00
                  Class A1                                                0.00
                  Class A2                                                0.00
                  Class A3a                                     168,168,472.55
                  Class A3b                                      62,908,988.50
                                                                --------------    --------------
                                                                                  231,077,461.04
                                                                                  ==============
Class A3

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                   Pool A                                  3,410,919.17
                   Pool B                                    913,110.36
                                                           ------------
                                                                              4,324,029.53

Class B Overdue Interest, if any                                   0.00
Class B Monthly Interest - Pool A                             12,734.10
Class B Monthly Interest - Pool B                              3,408.95

Class B Overdue Principal, if any                                  0.00
Class B Monthly Principal - Pool A                                 0.00
Class B Monthly Principal - Pool B                                 0.00
                                                           ------------
                                                                                      0.00

Ending Principal Balance of the Class B Notes
                   Pool A                                  3,410,919.17
                   Pool B                                    913,110.36
                                                           ------------
                                                                              ------------
                                                                              4,324,029.53
                                                                              ============

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes

                   Pool A                                  6,821,838.32
                   Pool B                                  1,826,220.71
                                                           ------------
                                                                              8,648,059.04

Class C Overdue Interest, if any                                   0.00
Class C Monthly Interest - Pool A                             28,538.02
Class C Monthly Interest - Pool B                              7,639.69

Class C Overdue Principal, if any                                  0.00
Class C Monthly Principal - Pool A                                 0.00
Class C Monthly Principal - Pool B                                 0.00
                                                           ------------
                                                                                      0.00

Ending Principal Balance of the Class C Notes

                   Pool A                                  6,821,838.32
                   Pool B                                  1,826,220.71
                                                           ------------       ------------
                                                                              8,648,059.04
                                                                              ============

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                               4,546,225.12
                    Pool B                               1,217,034.16
                                                         ------------
                                                                              5,763,259.28

Class D Overdue Interest, if any                                 0.00
Class D Monthly Interest - Pool A                           19,548.77
Class D Monthly Interest - Pool B                            5,233.25

Class D Overdue Principal, if any                                0.00
Class D Monthly Principal - Pool A                               0.00
Class D Monthly Principal - Pool B                               0.00
                                                         ------------
                                                                                      0.00

Ending Principal Balance of the Class D Notes
                    Pool A                               4,546,225.12
                    Pool B                               1,217,034.16
                                                         ------------
                                                                              ------------
                                                                              5,763,259.28
                                                                              ============

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                 5,686,532.40
                    Pool B                                 1,522,296.87
                                                           ------------
                                                                              7,208,829.27

Class E Overdue Interest, if any                                   0.00
Class E Monthly Interest - Pool A                             38,289.32
Class E Monthly Interest - Pool B                             10,250.13

Class E Overdue Principal, if any                                  0.00
Class E Monthly Principal - Pool A                                 0.00
Class E Monthly Principal - Pool B                                 0.00
                                                           ------------
                                                                                      0.00

Ending Principal Balance of the Class E Notes
                    Pool A                                 5,686,532.40
                    Pool B                                 1,522,296.87
                                                           ------------       ------------
                                                                              7,208,829.27
                                                                              ============

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance

                    Pool A                                                6,965,652.78
                    Pool B                                                1,887,134.32
                                                                          ------------
                                                                                             8,852,787.10

Residual Interest - Pool A                                                        0.00
Residual Interest - Pool B                                                        0.00

Residual Principal - Pool A                                                       0.00
Residual Principal - Pool B                                                       0.00               0.00

Ending Residual Principal Balance

                    Pool A                                                6,965,652.78       ------------
                    Pool B                                                1,887,134.32       8,852,787.10
                                                                          ------------       ============

X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                              173,888.35
 - Collection period Trustee Fee                                                                (6,958.34)
 - Servicer Advances reimbursement                                                             278,091.29
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                             115,897.88
                                                                                               ----------
Total amounts due to Servicer                                                                  560,919.18
                                                                                               ==========

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

             POOL A
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                              221,240,379.13

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                 0.00

Decline in Aggregate Discounted Contract Balance                                                             6,229,654.89

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                           --------------
   ending of the related Collection Period                                                                 215,010,724.24
                                                                                                           ==============

Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments  and Servicer Advances                       4,648,410.43

    - Principal portion of Prepayment Amounts                                             1,558,114.16

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                            23,130.30

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                      0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                               0.00

                                                                                          ------------
                       Total Decline in Aggregate Discounted Contract Balance             6,229,654.89
                                                                                          ============

              POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                               56,980,981.79

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                 0.00

Decline in Aggregate Discounted Contract Balance                                                             2,522,574.39

                                                                                                           --------------
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   ending of the related Collection Period                                                                  54,458,407.40
                                                                                                           ==============

Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments  and Servicer Advances                       1,723,726.07

    - Principal portion of Prepayment Amounts                                               798,848.32

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                                 0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                      0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                               0.00

                                                                                          ------------
                       Total Decline in Aggregate Discounted Contract Balance             2,522,574.39
                                                                                          ============
                                                                                                           --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                          269,469,131.64
                                                                                                           ==============

                          DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A

                          Discounted                                     Discounted
   Lease #               Present Value                  Lease #         Present Value
   -------               -------------               --------------     -------------
#* 2585-005 (08/03)      $  309,577.88
#* 2012914-001 (08/03)   $    4,358.78
#* 9900978-004 (08/03)   $   39,959.71
#* 9900978-006 (08/03)   $   88,223.39
#* 2858-004 (10/03)      $   10,313.38
#* 2002750-001 (10/03)        8,059.53
#* 2012750-002 (10/03)       24,604.18
#* 2013302-001 (10/03)       14,099.72
#* 2014030-001 (11/03)       39,811.35
#* 2014609-001 (11/03)       85,348.79
#* 9900978-007 (11/03)       15,479.20
#* 2008734-001 (12/03)        2,754.98
#* 2013226-001 (12/03)       20,375.32
                                                     --------------
                                         Totals:     $   662,966.21

   POOL B

                          Discounted                                     Discounted
   Lease #               Present Value                  Lease #         Present Value
   -------               -------------               --------------   ----------------
#* 2012329-001 (09/03)       13,990.03                                $           0.00
#* 3340-001 (10/03)         172,207.35
#* 2010476-002 (10/03)        4,448.56
#* 2922-001 (11/03)       2,141,879.07

                                                     --------------
                                         Totals:     $ 2,332,525.01

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS            $   2,995,491.22
b) ADCB AT  CLOSING DATE                                              $ 454,734,535.69
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                   0.66%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS, ** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE
#  NONRECOVERABLE

                          DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2003


XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A

         Repurchases                                 $  3,124,259.56

         Substitutions                               $  1,264,441.80

POOL B

         Repurchases                                 $    739,993.48

         Substitutions                               $  6,128,201.07
                                                     ---------------
TOTAL                                                $ 11,256,895.91

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT
                    CONTRACTS REPURCHASED            $ 11,256,895.91

b) ADCB AT CLOSING DATE                              $454,734,535.69

c)(CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                 2.48%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                          DVI RECEIVABLES XVII 2002-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2003

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

   POOL A

                                                           Predecessor
                             Discounted      Predecessor   Discounted
 Lease#     Lessee Name    Present Value       Lease #    Present Value
 ------     -----------    --------------    -----------  --------------
3446-004                   $   657,993.20      2879-002   $   438,601.04
3446-005                   $   806,918.85      3220-002   $ 2,998,755.95
3446-006                   $ 1,496,057.34
3446-007                   $   437,159.27
               Cash        $    39,228.33
3355-003                   $ 1,206,272.40      2716-203   $   316,980.82
                                               2716-204   $   324,118.47
                                               2046-204   $   241,219.41
                                               2046-205   $   228,201.51
                           --------------                 --------------
                Totals:    $ 4,643,629.39                 $ 4,547,877.20


a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS  $  4,547,877.20
b) ADCB OF POOL A AT CLOSING DATE                         $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                     1.35%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables        $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables         $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                     $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION  YES      NO  X
 PERIOD                                                              ___     ___

   POOL B

                                                           Predecessor
                             Discounted      Predecessor   Discounted
 Lease#     Lessee Name    Present Value       Lease #    Present Value
 ------     -----------    --------------    -----------  --------------

                           --------------                 --------------
                Totals:    $         0.00                 $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS  $           0.00
b) ADCB OF POOL B AT CLOSING DATE                         $ 117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
   RATING AGENCY APPROVES)                                            0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables        $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables         $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                     $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION  YES      NO  X
 PERIOD                                                              ___     ___

                          DVI RECEIVABLES XVII 2002-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2003


XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (Pool B)

   POOL A - NON-PERFORMING

                                                           Predecessor
                             Discounted      Predecessor   Discounted
 Lease#     Lessee Name    Present Value       Lease #    Present Value
 ------     -----------    --------------    -----------  --------------
3714-002                   $1,077,801.74       3196-001   $  676,598.53
              Cash         $  186,640.06       3196-002   $  240,400.54
                                               3196-003   $   79,697.00
                                               3116-402   $   97,806.30
                                               3116-404   $   43,955.63
                                               3116-405   $  125,983.80
                           -------------                  -------------
               TOTALS:     $1,264,441.80                  $1,264,441.80


a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS    1,264,441.80
b) ADCB OF POOL A AT CLOSING DATE                               $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                           0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables        $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables         $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                     $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION  YES      NO  X
  PERIOD                                                            ___      ___


POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                           PREDECESSOR
                             Discounted      Predecessor   Discounted
 Lease#     Lessee Name    Present Value       Lease #    Present Value
 ------     ------------   -------------     -----------  --------------
3694-001                   $2,833,341.68      1377-006    $ 1,547,323.56
3730-002                   $3,815,001.24       288-097    $   697,415.55
                                               288-098    $    22,467.83
                                              1971-091    $   665,899.16
                                              2478-002    $   477,187.21
                                              2478-091    $    51,246.48
                                              3273-002    $ 2,581,143.34
                                              3251-003    $    85,517.94
                           -------------                  --------------
               Totals:     $6,648,342.92                  $ 6,128,201.07

a) DISCOUNTED CONTRACT BALANCES OF ALL SUBSTITUTED CONTRACTS  $   6,128,201.07
b) ADCB OF POOL B AT CLOSING DATE                             $ 117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                          5.20%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables        $ 0.00
b)  Total discounted Contract Balance of Substitute Receivables         $ 0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                     $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION  YES      NO  X
PERIOD                                                              ___      ___

                          DVI RECEIVABLES XVII 2002-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2003

XVI.    POOL PERFORMANCE MEASUREMENTS

1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                      TOTAL OUTSTANDING CONTRACTS
This Month                       77,944,622.65      This Month                   269,469,131.64
1 Month Prior                    66,463,772.87      1 Month Prior                278,221,360.92
2 Months Prior                   14,680,784.92      2 Months Prior               287,882,104.21

Total                           159,089,180.44      Total                        835,572,596.77

a) 3 MONTH AVERAGE               53,029,726.81      B) 3 MONTH AVERAGE           278,524,198.92

c) a/b                                   19.04%

2.  Does a Delinquency Condition Exist (1c > 6% )?                                                   Yes     X     No
                                                                                                           ______      ____

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                            Yes     X     No
                                                                                                           ______      ____
    B. An Indenture Event of Default has occurred and is then continuing?                            Yes           No
                                                                                                           ______      ____

4.  Has a Servicer Event of Default occurred?                                                        Yes           No
                                                                                                           ______      ____

5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                                 Yes     X     No
                                                                                                           ______      ____
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation       Yes           No
        not remedied within 90 days?                                                                       ______      ____

    C. As of any Determination date, the sum of all defaulted contracts since the Closing date       Yes           No   X
        exceeds 6% of the ADCB on the Closing Date?                                                        ______      ____


6.  Aggregate Discounted Contract Balance at Closing Date        Balance $454,734,535.69

   Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                               TOTAL          % of Total
                           A.D.C.B.           A.D.C.B.          A.D.C.B.
                           --------           --------        ----------
30 Days Overdue          20,389,957.56      269,469,131.64       7.567%
60 Days Overdue           9,949,681.10      269,469,131.64       3.692%
90 Days Overdue          14,165,415.88      269,469,131.64       5.257%
120 Days Overdue         52,290,142.33      269,469,131.64      19.405%
150 Days Overdue         11,489,064.44      269,469,131.64       4.264%
180 Days Overdue                  0.00      269,469,131.64       0.000%